Business Combination_Details of of agreement with the existing shareholders of Acquiree(Details) ₩ in Millions	12 Months Ended
Dec. 31, 2020 KRW (₩)
Information of agreement with the existing shareholders of Acquiree
Name Of Acquiree	Acquisition of PRASAC Microfinance Institution Plc. (PRASAC)
Summary Of Agreement With The Existing Shareholders Of Acquire	The Group has signed an agreement with the existing shareholders of PRASAC. The existing shareholders have the right of put option to sell 30% of the remaining shares to the Group, and they are entitled to exercise their rights at the exercise price calculated on the basis of the adjusted book value of net asset as of 2021 year-end, within six months from the issue date of the audit report or the confirmation date of the adjusted value. If the put option is not exercised until its expiry, the Group has a right to exercise a call option during the six months following the expiry of such put option. All shareholders are restricted from selling shares or additional pledge before exercising the put option and call option. In addition, the Group has agreed to pay dividends to existing shareholders of PRASAC for 30% of the amount exceeding USD 370 million based on the adjusted carrying value of net asset and this payment can be added to the exercised price of put option in accordance with the shareholders' agreement.
Amount of the recognized liabilities and deducted equity related to agreement
Other payables (present value of exercising price of options)	₩ 308,236
Other payables (present value of expected dividends)	102,986
Total	411,222
Attributable to ordinary equity holders of the Parent Company (capital surplus)	₩ (411,222)